EXHIBIT 99.2

EXTREME MOBILE COATINGS, INC.
(FORMERLY A & C COATINGS, LLC)
(A DEVELOPMENT STAGE COMPANY)
INDEX TO FINANCIAL STATEMENTS
JUNE 30, 2008
(Unaudited)

Financial Statements-

Balance Sheets as of June 30, 2008, and December 31, 2007	F-18

Statements of Operations for the Three Months Ended June 30, 2008, and 2007, the Six Months Ended June 30, 2007, the Period ended June 30, 2007, and Cumulative from Inception	F-19

Statements of Cash Flows for the Six Months Ended June 30, 2008, the Period ended June 30, 2007, and Cumulative from Inception	F-20

Notes to Financial Statements June 30, 2008, and 2007	F-21

EXTREME MOBILE COATINGS, INC.
(FORMERLY A & C COATINGS, LLC)
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEETS (NOTE 2)
AS OF JUNE 30, 2008, AND DECEMBER 31, 2007
(Unaudited)

ASSETS
	2008	2007
Current Assets:
Cash in bank	$29,435	$9,057
Accounts receivable - Trade	1,000	-

Total current assets	30,435	9,057

Property and Equipment:
Office and computer equipment	7,336	5,514
Trailer	30,000	-
Less - Accumulated depreciation	(2,546)	(539)

Net property and equipment	34,790	4,975

Other Assets:
License agreement, net of accumulated amortization of $3,742 and $2,421,
in 2008 and 2007, respectively	48,181	49,502
Trademark, net of accumulated amortization of $116 and $17 in 2008
and 2007, respectively	875	974
Security deposit	3,330	-

Net property and equipment	52,386	50,476

Total Assets	$117,611	$64,508

LIABILITIES AND STOCKHOLDERS' (DEFICIT)

Current Liabilities:
Current portion of long-term debt	$74,364	$71,280
Accounts payable - Trade	52,969	12,500
Accrued liabilities	33,656	13,636
Due to related parties - Directors and stockholders	60,268	27,280
Promissory note - XIOM Corp. - Related party	108,500	-

Total current liabilities	329,757	124,696

Long-term Debt, less current portion:
Bank loan	252,696	284,506

Total long-term debt	252,696	284,506

Total liabilities	582,453	409,202

Commitments and Contingencies

Stockholders' (Deficit):
Common stock, $0.001 par value, 20,000,000 shares
authorized; 12,891,218 shares issued and outstanding	12,891	12,891
Additional paid-in capital	64,032	64,032
(Deficit) accumulated during the development stage	(541,765)	(421,617)

Total stockholders' (deficit)	(464,845)	(344,694)

Total Liabilities and Stockholders' (Deficit)	$117,611	$64,508

The accompanying notes to financial statements are
an integral part of these balance sheets.

EXTREME MOBILE COATINGS, INC.
(FORMERLY A & C COATINGS, LLC)
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS (NOTE 2)
FOR THE THREE MONTHS ENDED JUNE 30, 2008, AND 2007, THE SIX MONTHS ENDED JUNE 30, 2008,
THE PERIOD ENDED JUNE 30, 2007, AND CUMULATIVE FROM INCEPTION (FEBRUARY 2, 2007)
THROUGH JUNE 30, 2008
(Unaudited)

	Three Months Ended		Six Months	Period	Cumulative
	June 30,		Ended June 30,	Ended June 30,	From
	2008	2007	2008	2007	Inception

Revenues	$1,000	$-	$1,000	$-	$1,000

Expenses:
General and administrative	51,595	5,496	99,212	5,532	139,410
Depreciation and amortization	2,483	779	3,427	1,219	6,404

Total expenses	54,078	6,275	102,639	6,751	145,814

(Loss) from Operations	(53,078)	(6,275)	(101,639)	(6,751)	(144,814)

Other Income (Expense)
Interest expense	(10,852)	(5,720)	(18,509)	(5,720)	(40,150)
Loss on asset purchase agreement	-	-	-	-	(356,801)

Total other Income (Expense)	(10,852)	(5,720)	(18,509)	(5,720)	(396,951)

Provision for income taxes	-	-	-	-	-

Net (Loss)	$(63,690)	$(11,995)	$(120,148)	$(12,471)	$(541,765)

(Loss) Per Common Share:
(Loss) per common share - Basic and Diluted	$(0.00)	$(0.00)	$(0.01)	$(0.00)

Weighted Average Number of Common Shares
Outstanding - Basic and Diluted	12,891,218	12,891,218	12,891,218	12,891,218

The accompanying notes to financial statements are
an integral part of these statements.

EXTREME MOBILE COATINGS, INC.
(FORMERLY A & C COATINGS, LLC)
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOWS (NOTE 2)
FOR THE SIX MONTHS ENDED JUNE 30, 2008, THE PERIOD ENDED JUNE 30, 2007,
AND CUMULATIVE FROM INCEPTION (FEBRUARY, 2007) THROUGH JUNE 30, 2008
(Unaudited)

	Six Months	Period Ended	Cumulative
	Ended June 30,	June 30,	From
	2008	2007	Inception

Operating Activities:
Net (loss)	$(120,148)	$(12,471)	$(541,765)
Adjustments to reconcile net (loss) to net cash
(used in) provided by operating activities:
Depreciation and amortization	3,427	1,219	6,404
Loss on asset purchase agreement	-	-	356,801
Changes in net assets and liabilities-
Accounts receivable - Trade	(1,000)	-	(1,000)
Security deposit	(3,330)	-	(3,330)
Accounts payable - Trade	40,469	12,500	52,969
Accrued liabilities	20,020	13,473	30,656

Net Cash (Used in) Provided by Operating Activities	(60,562)	14,721	(96,265)

Investing Activities:
Purchases of equipment	(31,822)	(4,365)	(37,336)
Asset purchase agreement	-	(360,000)	(360,000)
Advance/Partial repayment on Asset purchase agreement	-	(8,768)	3,199
License agreement	-	(25,000)	(25,000)
Trademark	-	-	(991)

Net Cash (Used in) Investing Activities	(31,822)	(398,133)	(420,128)

Financing Activities:
Proceeds from Bank loan	-	400,000	400,000
Payment of principal on Bank loan	(28,726)	(10,743)	(72,940)
Issuance of common stock for cash	-	300	50,000
Proceeds from promissory note - EXIOM Corp.	108,500	-	108,500
Due to related parties - Stockholders	32,988	-	60,268

Net Cash Provided by Financing Activities	112,762	389,557	545,828

Net Increase in Cash	20,378	6,145	29,435

Cash - Beginning of Period	9,057	-	-

Cash - End of Period	$29,435	$6,145	$29,435

Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for:
Interest	$17,475	$5,720	$40,150
Income taxes	$-	$-	$-

Supplemental Information of Noncash Investing and Financing Activities:

Effective February 2, 2007, the Company issued 4,511,926 (post forward stock split) shares of its common stock in connection with a master licensing agreement with XIOM Corp. valued at $26,923.

The accompanying notes to financial statements are
an integral part of these statements.

EXTREME MOBILE COATINGS, INC.
(FORMERLY A&C COATINGS, LLC)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2008, AND 2007
(Unaudited)

(1)	Summary of Significant Accounting Policies

 Basis of Presentation and Organization

Extreme Mobile Coatings, Inc. (“Extreme” or the “Company” and formerly A&C Coatings, LLC) is a Delaware corporation in the development stage. The Company was originally organized under the laws of the State of Delaware on February 2, 2007, as A&C Coatings, LLC, a Delaware limited liability company. On January 25, 2008, the Company filed a certificate of conversion with the State of Delaware that converted the Company from a Delaware limited liability company to a Delaware corporation. The business plan of Extreme is to establish franchises to market, use, and sell coating products and equipment licensed from XIOM Corp. The accompanying financial statements of Extreme were prepared from the accounts of the Company under the accrual basis of accounting. In addition, the accompanying financial statements reflect the change from a limited liability company to a corporation, which was effected on January 25, 2008. This change in entity has been treated as a recapitalization of the financial statements with the historical financial statements of A&C Coatings, LLC being brought over at their historical basis. Expenses of the recapitalization have been expensed as incurred.

 Unaudited Interim Financial Statements

The interim financial statements of the Company as of June 30, 2008, and for the three-month periods ended June 30, 2008, and 2007, the six-month period ended June 30, 2008, the period ended June 30, 2007, and cumulative from inception are unaudited. However, in the opinion of management, the interim financial statements include all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the Company’s financial position as of June 30, 2008, and the results of its operations and its cash flows for the three-month periods ended June 30, 2008, and 2007, the six-month period ended June 30, 2008, the period ended June 30, 2007, and cumulative from inception. These results are not necessarily indicative of the results expected for the calendar year ending December 31, 2008. The accompanying financial statements and notes thereto do not reflect all disclosures required under accounting principles generally accepted in the United States of America. Refer to the audited financial statements of the Company as of December 31, 2007, in its Current Report on Form 8-K filed with the SEC for additional information, including significant accounting policies.

 Cash and Cash Equivalents

For purposes of reporting within the statement of cash flows, the Company considers all cash on hand, cash accounts not subject to withdrawal restrictions or penalties, and all highly liquid debt instruments purchased with a maturity of three months or less to be cash and cash equivalents.

 License Agreement

The Company capitalizes the costs incurred to acquire franchise rights. Such costs are amortized over the remaining useful life of the related rights (see Note 3).

EXTREME MOBILE COATINGS, INC.
(FORMERLY A&C COATINGS, LLC)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2008, AND 2007
(Unaudited)

 Servicemark

The Company obtained a servicemark from the State of Kentucky effective December 26, 2007, and registered it with the U.S. Patent and Trademark Office. The servicemark covers the name “Extreme Mobile Coating.” The cost of obtaining the servicemark has been capitalized by the Company, and is being amortized over a period of five years.

 Revenue Recognition

Extreme is in the development stage and has yet to realize revenues from planned operations. It plans to realize revenues from the development and sale of franchises and licensed products and equipment. Revenues will be recognized for financial reporting purposes when delivery has occurred provided there is persuasive evidence of an agreement, acceptance has been approved by the customer, the fee is fixed or determinable, and collection of the related receivable is probable.

 Impairment of Long-Lived Assets

Extreme evaluates the recoverability of long-lived assets and the related estimated remaining lives at each balance sheet date. Extreme records an impairment or change in useful life whenever events or changes in circumstances indicate that the carrying amount may not be recoverable or the useful life has changed. For the period ended June 30, 2008, no events or circumstances occurred for which an evaluation of the recoverability of long-lived assets was required.

 Loss Per Common Share

Basic loss per share is computed by dividing the net loss attributable to the common stockholders by the weighted average number of shares of common stock outstanding during the period. Diluted loss per share is computed similar to basic loss per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. There were no dilutive financial instruments issued or outstanding for the period ended June 30, 2008.

Income Taxes

For the period ended December 31, 2007, and through January 25, 2008, Extreme was a partnership for income tax purposes. Income from the Company is combined with the income and expenses of the members from other sources and reported in the members’ individual federal and state income tax returns. The Company is not a taxpaying entity for federal and state income tax purposes, therefore, no income tax expense has been recorded in the financial statements. Income of the Company is taxed to the members on their respective income tax returns.

Subsequent to January 25, 2008, the Company became a corporation for income tax purposes. As such, the Company will account for income taxes pursuant to SFAS No. 109, Accounting for Income Taxes (“SFAS 109”). Under SFAS 109, deferred tax assets and liabilities are determined based on temporary differences between the bases of certain assets and liabilities for income tax and financial reporting purposes. The deferred tax assets and liabilities are classified according to the financial statement classification of the assets and liabilities generating the differences.

EXTREME MOBILE COATINGS, INC.
(FORMERLY A&C COATINGS, LLC)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2008, AND 2007
(Unaudited)

 Fair Value of Financial Instruments

Extreme estimates the fair value of financial instruments using the available market information and valuation methods. Considerable judgment is required in estimating fair value. Accordingly, the estimates of fair value may not be indicative of the amounts the Company could realize in a current market exchange. As of June 30, 2008, the carrying value of financial instruments approximated fair value due to the short-term nature and maturity of these instruments.

Estimates

The financial statements are prepared on the basis of accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of June 30, 2008, and revenues and expenses for the period ended June 30, 2008, and cumulative from inception. Actual results could differ from those estimates made by management.

(2)	Development Stage Activities and Going Concern

Extreme is currently in the development stage, and the business plan of the Company is to establish franchises to market, use, and sell coating products and equipment licensed from XIOM Corp. Initial activities of Extreme through June 30, 2008, include organization and incorporation, target market identification, marketing plans, entering into a licensing agreement, and other capital formation activities.

While the management of Extreme believes that the Company will be successful in its capital formation and operating activities, there can be no assurance that it will be able to raise additional equity capital, or be able to generate sufficient revenues to sustain its operations. Extreme also intends to conduct additional capital formation activities through the issuance of its common stock to establish sufficient working capital and to commence operations.

The accompanying financial statements have been prepared in conformity with accounting principals generally accepted in the United States of America, which contemplate continuation of Extreme as a going concern. Extreme has incurred an operating loss since inception and the cash resources of the Company are insufficient to meet its planned business objectives. These and other factors raise substantial doubt about Extreme’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

EXTREME MOBILE COATINGS, INC.
(FORMERLY A&C COATINGS, LLC)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2008, AND 2007
(Unaudited)

(3)	Master License Agreement

On October 25, 2006, the Company entered into a Master License Agreement (the “License Agreement”) with XIOM Corp. (“XIOM”), a related party Delaware corporation. XIOM develops, manufacturers, markets, and sells certain products, including spray-on coating materials and equipment. Through the License Agreement, the Company is granted the exclusive right to establish franchises, sell franchise rights, and assign certain rights to franchisees in the contiguous states of the United States of America. The License Agreement expires in the year 2026. The Company has the option to extend the License Agreement for 10 successive three-year periods. The cost of obtaining the License Agreement amounted to $49,502, and is being amortized over a period of 19.6 years. The Company issued 4,511,926 shares (post forward stock split) of its common stock, valued at $26,923 in exchange for the License Agreement, and incurred $25,000 in legal fees.

(4)	Asset Purchase Agreement

On March 5, 2007, the Company entered into a non-binding Letter of Intent with SABA Contracting, Inc. (“SABA”), an unrelated New York corporation, to purchase certain construction equipment and vehicles (the “SABA Equipment”) for $360,000. Under the terms of the Letter of Intent, the parties agreed that the transaction was to be evidenced by a written Purchase and Sale of Equipment Agreement (the “Asset Purchase Agreement”) which was to be signed at the closing of the transaction. In order to complete the acquisition of the SABA Equipment, the Company obtained a term loan from Central Bank FSB, of Nicholasville, KY in the amount of $400,000 (see Note 6). The Company, in good faith, provided proceeds of $360,000 from the bank loan to SABA before the closing of the transaction which was used to pay off SABA’s equipment-related debt of $60,000, and purchase the SABA Equipment. The Company also advanced an additional $18,200 to SABA in connection with the transaction, and SABA agreed to provide the funds to pay three payments on the Bank Loan totaling $25,519. The parties were not able to evidence the transaction under the terms of the Letter of Intent with an Asset Purchase Agreement, and the transaction was never closed. The Company is seeking to obtain clear title to the SABA Equipment for the purpose of selling the equipment to recover sufficient funds to repay the bank loan. There can be no assurance that the Company will be successful in either obtaining clear title to the SABA Equipment, or selling the SABA Equipment for a sufficient amount to fully repay the bank loan. As of December 31, 2007, the Company wrote off $356,801 related to the transaction which is reflected as other expense in the accompanying statements of operations.

(5)	Related Party Transactions

As of June 30, 2008, the Company owed to two stockholders $60,268 for various working capital loans received during the period. The loans are unsecured, non-interest bearing, and have no terms for repayment.

As stated in Note 3, the Company issued 4,511,926 shares (post forward stock split) of common stock to XIOM in exchange for the Master License Agreement valued at $26,923. XIOM is a stockholder of the Company, and its Chief Executive Officer is a guarantor on the Bank loan of the Company, and a Director of the Company. Further, 146,785 shares of XIOM common stock owned by this Director have been pledge as collateral on the Bank loan of the Company.

EXTREME MOBILE COATINGS, INC.
(FORMERLY A&C COATINGS, LLC)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2008, AND 2007
(Unaudited)

Effective February 2, 2007, the Company issued 4,189,646 shares (post forward stock split) of common stock to Bluegrass Mobile Powder Coatings, LLC for cash of $25,000. Bluegrass Mobile Powder Coatings, LLC is owned by a Director and officer of the Company. This same Director and officer is a guarantor on the Bank loan of the Company.

Effective February 2, 2007, the Company issued 4,189,646 shares (post forward stock split) of common stock to Keystone Capital Resources, LLC for cash of $25,000. Keystone Capital Resources, LLC is owned by a Director of the Company. This same Director is a guarantor on the Bank loan of the Company.

On April 28, 2008, Extreme entered into a promissory note (the “Note”) with XIOM, a stockholder of the Company. Per the terms of the Note, Extreme may borrow up to $150,000 from XIOM, at an interest rate of 5.0%. An initial repayment of $35,000 under the Note was due on June 28, 2008, but was not paid by the Company. The remaining amount of the Note is to be repaid by the Company by April 28, 2009. As of June 30, 2008, the Company had borrowed $108,500 from XIOM under the terms of the Note.

(6)	Long-term Debt and Lease

 Operating Leases

The Company currently has an operating lease commitment for office space with an unrelated party for the period of 12 months. The operating lease period was from February 1, 2007, through January 31, 2008, at an annual lease obligation of $9,000. In 2008, the Company extended the lease agreement for an additional 12 months.

In January 2008, the Company entered into an operating lease agreement with an unrelated party for office space in the state of New York. The lease period is from January 15, 2008, through January 14, 2010, at an annual lease obligation $19,980. The lease agreement also required that the Company place a security deposit of $3,330 with the lessor.

 Long-term Debt

The Company obtained a bank loan for $400,000 on April 17, 2007, and used $360,000 of the proceeds from the loan to fund the acquisition of the SABA Equipment. The bank loan has the following terms:

2008
Bank loan, monthly payments through
April 17, 2012; interest at 8.50% per
annum; secured	$327,060
Promissory note, due on April 28, 2008, interest
at 5.0% per annum; unsecured	108,500
435,560
Less - Current portion	(182,864)
Long-term portion	$252,696

EXTREME MOBILE COATINGS, INC.
(FORMERLY A&C COATINGS, LLC)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2008, AND 2007
(Unaudited)

Collateral for the loan consists of all assets of the Company (including the SABA Equipment), 146,785 shares of common stock of XIOM Corp. (a related party), and personal guarantees from Messrs. Charles Woodward, Andrew Mazzone, and James Zimbler (who also represent entities that are stockholders of the Company).

Future minimum long-term debt payments required are as follows:

Year ending June 30,	Amount

2009	$182,864
2010	80,937
2011	88,090
2012	83,669

Total	$435,560

(7)	Common Stock

The Company is authorized to issue 20,000,000 shares of $0.001 par value common stock. All common stock shares have equal voting rights, are non-assessable, and have one vote per share. Voting rights are not cumulative and, therefore, the holders of more than 50% of the common stock could, if they choose to do so, elect all of the Directors of the Company.

Effective February 2, 2007, the Company issued 4,511,926 shares (post forward stock split) of common stock in exchange for a licensing agreement with XIOM Corp. (see Note 3) valued at $26,923.

Effective February 2, 2007, the Company issued 4,189,646 shares (post forward stock split) of common stock to Bluegrass Mobile Powder Coatings, LLC for cash of $25,000. Bluegrass Mobile Powder Coatings, LLC is owned by a Director and officer of the Company (see Note 5).

Effective February 2, 2007, the Company issued 4,189,646 shares (post forward stock split) of common stock to Keystone Capital Resources, LLC for cash of $25,000. Keystone Capital Resources, LLC is owned by a Director of the Company (see Note 5).

As of June 30, 2008, the Company had three stockholders. The stockholders and their respective ownership interests in the Company are presented below:

	Name of	Common
Stockholder	Principal Officer	Shares
XIOM Corp.	Andrew Mazzone	4,511,926
Bluegrass Mobile Powder Coatings, LLC	Charles Woodward	4,189,646
Keystone Capital Resources, LLC	James Zimbler	4,189,646

EXTREME MOBILE COATINGS, INC.
(FORMERLY A&C COATINGS, LLC)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2008, AND 2007
(Unaudited)

In addition, the accompanying financial statements reflect the change from a limited liability company to a corporation, which was effected on January 25, 2008. This change in entity has been treated as a recapitalization of the financial statements with the historical financial statements of A&C Coatings, LLC being brought over at their historical basis. Expenses of the recapitalization have been expensed as incurred.

In September of 2008, the Company amended its Certificate of Incorporation to increase the authorized capital to 20,000,000 shares of common stock, par value $0.001 per share.

In September of 2008, the Company effected a 12,891.218-for-1 forward stock split of its issued and outstanding common stock to the holders of record as of September 16, 2008. The accompanying financial statements have been restated to reflect this stock split.

In September of 2008, the Company issued a total of 613,867 shares of common stock (post forward stock split) to two third-party attorneys who provided legal services and assistance with required SEC filings.

In September of 2008, Falcon Media Services, Ltd., a United Kingdom private limited company (“Falcon”), and the stockholders of Extreme Mobile Coatings, Inc., entered into a Share Exchange Agreement (the “Exchange Agreement”) pursuant to which the stockholders of Extreme exchanged all of the outstanding shares of Extreme common stock (13,505,085 shares - post forward stock split) for an aggregate of 13,505,085 ordinary shares of Falcon. As a result of the Share Exchange, Extreme became a wholly owned subsidiary of Falcon.

(8)	Recent Accounting Pronouncements

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Liabilities” (“SFAS No. 159”), which permits entities to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. An entity would report unrealized gains and losses on items for which the fair value option had been elected in earnings at each subsequent reporting date. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earrings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. The decision about whether to elect the fair value option is applied instrument by instrument, with a few exceptions; the decision is irrevocable; and it is applied only to entire instruments and not to portions of instruments. The statement requires disclosures that facilitate comparisons (a) between entities that choose different measurement attributes for similar assets and liabilities and (b) between assets and liabilities in the financial statements of an entity that selects different measurement attributes for similar assets and liabilities. SFAS No. 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year provided the entity also elects to apply the provisions of SFAS No. 157. Upon implementation, an entity shall report the effect of the first re-measurement to fair value as a cumulative-effect adjustment to the opening balance of retained earnings. Since the provisions of SFAS No. 159 are applied prospectively, any potential impact will depend on the instruments selected for fair value measurement at the time of implementation. The management of Extreme is of the opinion that the adoption of this new pronouncement will not have an impact on its financial statements.

EXTREME MOBILE COATINGS, INC.
(FORMERLY A&C COATINGS, LLC)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2008, AND 2007
(Unaudited)

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements - an amendment of ARB No. 51” (“SFAS No. 160”), which establishes accounting and reporting standards to improve the relevance, comparability, and transparency of financial information in its consolidated financial statements. This is accomplished by requiring all entities, except not-for-profit organizations, that prepare consolidated financial statements to:

a)
clearly identify, label, and present ownership interests in subsidiaries held by parties other than the parent in the consolidated statement of financial position within equity, but separate from the parent’s equity;

b)	clearly identify and present both the parent’s and the noncontrolling’s interest attributable consolidated net income on the face of the consolidated statement of income;
c)
consistently account for changes in parent’s ownership interest while the parent retains it controlling financial interest in subsidiary and for all transactions that are economically similar to be accounted for similarly;

d)	measure of any gain, loss, or retained noncontrolling equity at fair value after a subsidiary is deconsolidated; and
e)	provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners.

This statement also clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. SFAS No. 160 is effective for fiscal years and interim periods on or after December 15, 2008. The management of Extreme does not expect the adoption of this pronouncement to have a material impact on its financial statements.

In March 2008, the FASB issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement 133” (“SFAS No. 161”). SFAS No. 161 enhances required disclosures regarding derivatives and hedging activities, including enhanced disclosures regarding how: (a) an entity uses derivative instruments; (b) derivative instruments and related hedged items are accounted for under SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities”; and (c) derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. Specifically, SFAS No. 161 requires:

●	Disclosure of the objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation;
●	Disclosure of the fair values of derivative instruments and their gains and losses in a tabular format;
●	Disclosure of information about credit-risk-related contingent features; and
●	Cross-reference from the derivative footnote to other footnotes in which derivative-related information is disclosed.

EXTREME MOBILE COATINGS, INC.
(FORMERLY A&C COATINGS, LLC)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2008, AND 2007
(Unaudited)

SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Earlier application is encouraged. The management of Extreme does not expect the adoption of this pronouncement to have a material impact on its financial statements.

In May 2008, the FASB issued FASB Statement No. 162, “The Hierarchy of Generally Accepted Accounting Principles” (“SFAS No. 162”). SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles in the United States of America. The sources of accounting principles that are generally accepted are categorized in descending order as follows:

a)
FASB Statements of Financial Accounting Standards and Interpretations, FASB Statement 133 Implementation Issues, FASB Staff Positions, and American Institute of Certified Public Accountants (AICPA) Accounting Research Bulletins and Accounting Principles Board Opinions that are not superseded by actions of the FASB.

b)	FASB Technical Bulletins and, if cleared by the FASB, AICPA Industry Audit and Accounting Guides and Statements of Position.

c)
AICPA Accounting Standards Executive Committee Practice Bulletins that have been cleared by the FASB, consensus positions of the FASB Emerging Issues Task Force (EITF), and the Topics discussed in Appendix D of EITF Abstracts (EITF D-Topics).

d)
Implementation guides (Q&As) published by the FASB staff, AICPA Accounting Interpretations, AICPA Industry Audit and Accounting Guides and Statements of Position not cleared by the FASB, and practices that are widely recognized and prevalent either generally or in the industry.

SFAS No. 162 is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendment to its authoritative literature. It is only effective for nongovernmental entities; therefore, the GAAP hierarchy will remain in SAS 69 for state and local governmental entities and federal governmental entities. The management of Extreme does not expect the adoption of this pronouncement to have a material impact on its financial statements.

On May 26, 2008, the FASB issued FASB Statement No. 163, “Accounting for Financial Guarantee Insurance Contracts” (“SFAS No. 163”). SFAS No. 163 clarifies how FASB Statement No. 60, “Accounting and Reporting by Insurance Enterprises” (“SFAS No. 60”), applies to financial guarantee insurance contracts issued by insurance enterprises, including the recognition and measurement of premium revenue and claim liabilities. It also requires expanded disclosures about financial guarantee insurance contracts.

EXTREME MOBILE COATINGS, INC.
(FORMERLY A&C COATINGS, LLC)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2008, AND 2007
(Unaudited)

The accounting and disclosure requirements of SFAS No. 163 are intended to improve the comparability and quality of information provided to users of financial statements by creating consistency. Diversity exists in practice in accounting for financial guarantee insurance contracts by insurance enterprises under SFAS No. 60, “Accounting and Reporting by Insurance Enterprises.” That diversity results in inconsistencies in the recognition and measurement of claim liabilities because of differing views about when a loss has been incurred under FASB Statement No. 5, “Accounting for Contingencies” (“SFAS No. 5”). SFAS No. 163 requires that an insurance enterprise recognize a claim liability prior to an event of default when there is evidence that credit deterioration has occurred in an insured financial obligation. It also requires disclosure about (a) the risk-management activities used by an insurance enterprise to evaluate credit deterioration in its insured financial obligations and (b) the insurance enterprise’s surveillance or watch list.

SFAS No. 163 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years, except for disclosures about the insurance enterprise’s risk-management activities. Disclosures about the insurance enterprise’s risk-management activities are effective the first period beginning after issuance of SFAS No. 163. Except for those disclosures, earlier application is not permitted. The management of Extreme does not expect the adoption of this pronouncement to have material impact on its financial statements.

(9)	Commitments and Contingencies

On March 1, 2008, the Company entered into a Consulting Agreement (the “Consulting Agreement”) with Mr. Scott R. Hamann, MD, Phd (“Mr. Hamann”). Mr. Hamann shall provide services to the Company in connection with introducing the Company to public and healthcare facilities as well as other healthcare providers. In addition, Mr. Hamann will establish and recruit members for a “Scientific Advisory Board” for the Company. The term of the agreement is three years. For the first 12-month period commencing on the effective date, the Company will pay Mr. Hamann 2% of the net revenues received by the Company. In addition, for the second 12-month period from the effective date, the Company will continue to pay 2% of net revenues, and an additional 1% of net revenues from customers introduced to the Company by Mr. Hamann. Regardless of the net revenues generated, the Company will pay Mr. Hamann $250 per hour for consulting services rendered, with a minimum guarantee of four hours per month.

On April 28, 2008, Extreme entered into a promissory note (the “Note”) with XIOM, a stockholder of the Company. Per the terms of the Note, Extreme may borrow up to $150,000 from XIOM, at an interest rate of 5.0%. An initial repayment of $35,000 under the Note was due on June 28, 2008, but was not paid by the Company. The remaining amount of the Note is to be repaid by the Company by April 28, 2009. As of June 30, 2008, the Company had borrowed $108,500 from XIOM under the terms of the Note.

(10)	Subsequent Events

In September of 2008, the Company amended its Certificate of Incorporation to increase the authorized capital to 20,000,000 shares of common stock, par value $0.001 per share.

EXTREME MOBILE COATINGS, INC.
(FORMERLY A&C COATINGS, LLC)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2008, AND 2007
(Unaudited)

In September of 2008, the Company effected a 12,891.218-for-1 forward stock split of its issued and outstanding common stock to the holders of record as of September 16, 2008. The accompanying financial statements have been restated to reflect this stock split.

In September of 2008, the Company issued a total of 613,867 shares of common stock (post forward stock split) to two third-party attorneys who provided legal services and assistance with required SEC filings.

In September of 2008, Falcon Media Services, Ltd., a United Kingdom private limited company (“Falcon”), and the stockholders of Extreme Mobile Coatings, Inc., entered into a Share Exchange Agreement (the “Exchange Agreement”) pursuant to which the stockholders of Extreme exchanged all of the outstanding shares of Extreme common stock (13,505,085 shares - post forward stock split) for an aggregate of 13,505,085 ordinary shares of Falcon. As a result of the Share Exchange, Extreme became a wholly owned subsidiary of Falcon.